ForeRetirement IV Variable Annuity

Supplement Dated April 9, 2020 to your

Prospectus dated May 1, 2019

Effective April 9, 2020, the ForeRetirement IV Variable Annuity will close and will no longer be available for new issues.

For existing contract owners, no action is required. Subsequent premium payments and transfers of sub-account value will continue to be accepted. Contract features remain the same.

This Supplement Should Be Retained for Future Reference.

FRIV-040920-PC